Notes payable	12 Months Ended
Dec. 31, 2011
Notes payable
11	Notes payable

	December 31,
	2010	2011
Notes payable	$5,773	$7,013

Notes payable represents bills issued by various banks in favor of the Company’s vendors and suppliers as payments for goods and services the Company purchased. The notes payable allows the Company’s vendors and suppliers to receive payment in cash from the banks upon presentation on their due dates, which is usually between 30 to 90 days and withdrawal will be made from the Company’s bank accounts.

The Company has total available banking facilities of $91,039 and $94,952 with Bank of China, of which $85,266 and $28,979 were unutilized as of December 31, 2010 and 2011, respectively. The funds borrowed under these facilities are non-interest bearing and generally repayable within one year and do not have any restrictions or covenants attached.